SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2004

Date of earliest event reported:  January 28, 2004

HA2003, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13525

(Commission File Number)

36-3573412

(I.R.S. Employer Identification No.)

707 Skokie Boulevard, Suite 600, Northbrook, IL 60062

(Address of principal executive offices)

(847) 600-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 3.           Bankruptcy or Receivership

As previously disclosed in Form 8-K filed with the Securities and Exchange Commission on December 23, 2003 (SEC File No. 001-13525), on November 3, 2003, the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”) approved the Disclosure Statement With Respect to Second Amended Plan (the “Plan”) of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. (collectively, the “Debtors”) as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors dated as of October 30, 2003 (the “Disclosure Statement”).  Copies of the Plan and the Disclosure Statement are attached hereto as exhibits and incorporated herein by reference.

On January 28, 2004, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”).  A copy of the Confirmation Order is attached hereto as an exhibit and incorporate herein by reference.  Additionally, on March 1, 2004, a notice of entry of the Confirmation Order and establishing of an administrative claims bar date (the “Notice”) was filed with the Bankruptcy Court.  A copy of the Notice is attached hereto as an exhibit and incorporated herein by reference.

Under the terms of the Plan, as of February 10, 2004, all of the Debtors’ stock was cancelled, all of the Debtors’ assets were transferred to a liquidating trust, and the Debtors were deemed dissolved.  A summary of other provisions of the Plan is set forth in the Disclosure Statement.

Information relating to the assets and liabilities of the Debtors as of the date of the Confirmation Order is set forth in the Plan, the Disclosure Statement, and the Confirmation Order.

There are three separate, although jointly administered, Chapter 11 cases (the “Cases”) in case number 02 B 12059, in connection with the Debtors.  Persons interested in more information concerning the Cases, or the Debtors’ financial performance, are encouraged to review the pleadings, reports and other papers on file in the Office of the Clerk of the Bankruptcy Court, Everett McKinley Dirksen Federal Building, 219 South Dearborn Street, Chicago, Illinois.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit	Reference

2

Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors, dated as of October 30, 2003.

Incorporated by Reference

99.1	Findings of Fact, Conclusions of Law and Order Confirming Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and

	Starbelly.com, Inc. as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors, dated as of October 30, 2003.	Filed Herewith

99.2

Notice of Entry of Order Confirming the Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors and Establishing an Administrative Claims Bar Date.

Filed Herewith

99.3

Disclosure Statement With Respect to Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors, dated as of October 30, 2003.

Incorporated by Reference

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA2003, Inc.
(Registrant)

Date: March 1, 2004	/s/ Marc Simon
Marc Simon
Chief Executive Officer